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                                                            EXHIBIT 10(iii)(a)34

December 31, 2002

David Dorman
AT&T Chairman and CEO
One AT&T Way
Room 5A108
Bedminster, NJ  07921

Dear Dave:

         This letter confirms our recent discussions and agreement regarding AT&T Corp.'s ("AT&T") obligations to reimburse you for relocation.

Paragraph 6(d) of your employment agreement ("Agreement") with AT&T effective December 1, 2000 provides that you shall not be reimbursed for relocation expenses incurred after December 31, 2002. However, because you have not had the opportunity to complete the relocation process, AT&T agrees to amend paragraph 6(d) of your employment agreement to extend the period while you are an active employee and permit reimbursement to you under the terms and conditions of AT&T Relocation Plan B for expenses incurred prior to December 31, 2003, with requests for reimbursement to be submitted no later than March 31, 2004.

Please sign below where indicated to confirm this amendment.

                                Very truly yours,

                                /s/ Mirian M. Graddick-Weir
                                ----------------------------
                                Mirian M. Graddick-Weir
                                Executive Vice President
                                Human Resources

Concurred:

/s/ David Dorman
----------------------
    David Dorman